EXHIBIT 3.1


FORM NO. 6


                                    [GRAPHIC]

                                     BERMUDA


                          CERTIFICATE OF INCORPORATION

I hereby in accordance with the provisions of section 14 of the Companies Act, 1981, issue this Certificate of Incorporation and do certify that on the 16th day of October 1987


                          SEALINK BRITISH FERRIES LTD.


was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

Given under my hand this 16th day of October 1987.


[SEAL]


                                                    [SIGNATURE]
                                            for Registrar of Companies

FORM NO. 3a

                                    [GRAPHIC]

                                     BERMUDA


                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

I hereby certify that


                          SEALINK BRITISH FERRIES LTD.


having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of


                                   SeaCo Ltd.


Given under my hand the 31st day of August 1990.


[SEAL]


                                                   [SIGNATURE]
                                            for Registrar of Companies

FORM NO. 3a

                                    [GRAPHIC]

                                     BERMUDA


                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

I hereby certify that


                                   SeaCo Ltd.


having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of


                           Orient-Express Hotels Ltd.


Given under my hand the 25th day of July 1994.


[SEAL]


                                                   [SIGNATURE]
                                            for Registrar of Companies

FORM NO. 7a                                               REGISTRATION NO. 13215

                                     [LOGO]

                                     BERMUDA

                            CERTIFICATE OF DEPOSIT OF
                     MEMORANDUM OF INCREASE OF SHARE CAPITAL

     THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

                           ORIENT-EXPRESS HOTELS LTD.

was delivered to the Registrar of Companies on the 19TH day of MAY, 2000 in accordance with section 45(3) of THE COMPANIES ACT 1981 ("the Act").

[SEAL]                                       Given under my hand and Seal of the
                                             REGISTRAR OF COMPANIES this
                                             26TH day of MAY, 2000.

                                                     [Signature]
                                             for REGISTRAR OF COMPANIES


Capital prior to increase:   US$     12,000.00
Amount of increase:          US$  2,688,000.00
Present Capital:             US$  2,700,000.00

FORM NO. 16a                                              REGISTRATION NO. 13215

                                     [LOGO]

                                     BERMUDA

                         CERTIFICATE OF REGISTRATION OF
                      ALTERATION OF DENOMINATION OF CAPITAL

    THIS IS TO CERTIFY that an Alteration of Denomination of Share Capital of

                           ORIENT-EXPRESS HOTELS LTD.

was delivered to the Registrar of Companies on the 26TH day of MAY, 2000 in accordance with THE COMPANIES ACT 1981 ("the Act").

[SEAL]                                       Given under my hand and Seal of the
                                             REGISTRAR OF COMPANIES this
                                             26TH day of MAY, 2000.

                                                     [Signature]
                                             for REGISTRAR OF COMPANIES



Capital before Conversion:   UK(pound) 8,000.00
Capital after Conversion:         US$ 12,000.00

FORM NO. 2

                                    [GRAPHIC]

                                     BERMUDA

                             THE COMPANIES ACT 1981
                          MEMORANDUM OF ASSOCIATION OF
                            COMPANY LIMITED BY SHARES
                             (SECTION 7(1) AND (2))

                   SECOND ALTERATION MEMORANDUM OF ASSOCIATION

                                       OF

                          SEALINK BRITISH FERRIES LTD.
              -----------------------------------------------------
                   (hereinafter referred to as "the Company")

1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.   We, the undersigned, namely,

NAME/ADDRESS                  BERMUDIAN          NATIONALITY          NUMBER OF
                                STATUS                                 SHARES
                               (Yes/No)                              SUBSCRIBED

Ian Hilton                       Yes               British                1
Thirty Cedar Avenue,
Hamilton HM 09,
Bermuda

Ruby L. Rawlins                  Yes               British                1
Thirty Cedar Avenue,
Hamilton HM 09,
Bermuda

Marcia De Couto                  Yes               British                1
Thirty Cedar Avenue,
Hamilton HM 09,
Bermuda

Sheila Moran                     Yes               British                1
Thirty Cedar Avenue,
Hamilton HM 09,
Bermuda


do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.   The Company is to be an exempted Company as defined by the Companies Act
     1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels--

                                 Not Applicable

5.   The Company does not propose* to carry on business in Bermuda.

6. The authorised share capital of the Company is (pound)8,000.00 divided into shares of U.K. one pound each. The minimum subscribed share capital of the Company is (pound)8,000.00 in United Kingdom currency.

7. Subject to any provision of law, including a provision of the Companies Act, 1981 or any other act, or any other provision in this memorandum: (a) the objects and powers of the Company are unrestricted; and (b) the Company has the capacity, rights, powers and privileges of a natural person.

*Delete as applicable.


Signed by each subscriber in the presence of at least one witness attesting the signature thereof--

[SIGNATURES]


/s/ Ian Hilton                         /s/ Maria Place
-----------------------------          ------------------------------

/s/ Ruby L. Rawlins                    /s/ Maria Place
-----------------------------          ------------------------------

/s/ Marcia DeCouto                     /s/ Maria Place
-----------------------------          ------------------------------

/s/ Sheila Moran                       /s/ Maria Place
-----------------------------          ------------------------------

(Subscribers)                          (Witnesses)




SUBSCRIBED this 9th day of October 1987.